SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
Amendment No.1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 19, 2013

CODESMART HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Florida	333-180653	45-4523372
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

275 Seventh Avenue, 7th Floor
New York, NY 10001
(Address of Principal Executive Offices)

646-248-8550
(Registrant’s telephone number)

 (former name or former address, if changed since last report)
Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Current Report on Form 8-K/A, Amendment No. 1 (“Amendment No. 1”) to the Current Report on Form 8-K which was filed by the Registrant with the Securities and Exchange Commission on November 19, 2013 (the “Initial Filing”), is being filed by the Registrant solely to add an Item 9.01 Financial Statements and Exhibits and to file as Exhibit 7.1 to the Amendment No. 1 a letter dated November 25, 2013 from KBL, LLP , to the Securities and Exchange Commission stating that said firm is in agreement with the statements made in the Initial Filing.

Except as described in the above, no other provisions of the Current Report on Form 8-K are being amended.

Item 4.02   Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

Item 4.02 Subsection (b):

On November 18, 2013, management of CodeSmart Holdings, Inc. (the “Company”) was informed by KBL, LLP, the Company’s independent registered public accounting firm (the “Auditors”) that Statements of Operations, Equity Section of the Balance Sheets and the related footnotes of the previously issued interim unaudited financial statements contained in the Company’s quarterly report on Form 10-Q for the quarter ended June 30, 2013 (“Second Quarter 10-Q”), contain an error in the valuation of certain stock-based compensation and therefore should no longer be relied upon. Management has discussed the foregoing with the Auditors and the Auditors required the Company to file an amendment to the Second Quarter 10-Q to correct such error before filing the Company’s quarterly report on Form 10-Q for the quarter ended September 30, 2013 (“Third Quarter 10-Q”).

Item 4.02 Subsection (a):

On November 19, 2013, the Board of Directors of the Company concluded, based on the recommendation of management on November 18, 2013, that Statements of Operations, Equity Section of the Balance Sheets and the related footnotes of the previously issued interim unaudited financial statements contained in the Company’s Second Quarter 10-Q shall not be relied upon because certain shares of the Company’s common stock (“Common Stock”) that were issued to the Company’s employees and consultants for obtaining their services should be valued at $0.80 per share rather than at par value. The Board of Directors authorized the Company and its officers to take necessary steps to amend and restate the financial statements in the Second Quarter 10-Q to correct this error.

Management has discussed this matter with the Auditors on November 18, 2013. The Company intends to file no later than November 22, 2013 its amended quarterly report on Form 10-Q/A for the quarter ended June 30, 2013 to reflect the correct valuation of the stock-based compensation, immediately followed by the filing of its Third Quarter 10-Q.

Item 9.01  Financial Statements and Exhibits.

7.1	Letter, dated November 25, 2013, from KBL, LLP to the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 26, 2013	CodeSmart Holdings, Inc.

	By:	/s/ Ira Shapiro
Name: Ira Shapiro
Title: Chief Executive Officer